SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
            Section 240.14a-11(c)
            or Section 240.14a-12

                        First Choice Health Network, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of  Person(s)  Filing Proxy  Statement  if other than the  Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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                                [GRAPHIC OMITTED]

                        First Choice Health Network, Inc.
                        600 University Street, Suite 1400
                            Seattle, Washington 98101

May 7, 2004


Dear Shareholder:

      You are cordially invited to attend the 2004 Annual Meeting of Shareholders of First Choice Health Network, Inc., to be held at the Board Room of the One Union Square Building, located at 600 University Street, Seattle, Washington, on Thursday, June 24, 2004, at 4:00 p.m. local time.

      At the annual meeting, you will be asked to consider and vote on (i) the election of one Class A physician director, three Class B hospital directors, and one Class C employee/consumer director, and (ii) such other business as may properly come before the annual meeting.

      Your vote is very important to us. Regardless of whether or not you plan to attend the meeting in person, please vote by returning the enclosed proxy (yellow or green document) on or before June 24, 2004. A form of proxy is enclosed in your mailing envelope.

      We value you as a First Choice Health Network, Inc., shareholder, and we look forward to seeing you at the meeting.

                                  Sincerely,




                                  Gary R. Gannaway
                                  President and Chief Executive Officer

                        First Choice Health Network, Inc.
                        600 University Street, Suite 1400
                            Seattle, Washington 98101

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held June 24, 2004
                             4:00 p.m., Pacific Time

To the Shareholders of First Choice Health Network, Inc.:

      The 2004 Annual Meeting of Shareholders ("Annual Meeting") of First Choice Health Network, Inc., will be held at the Board Room of One Union Square Building, located at 600 University Street, Seattle, Washington, on Thursday, June 24, 2004, at 4:00 p.m. local time. At the meeting, shareholders will be asked to consider and vote on the following matters:

      1. Electing four directors to serve three-year terms and one director to serve a one-year term.

      2. Such other business as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record on May 1, 2004, may vote on proposals at the Annual Meeting in person or by proxy. We encourage you to promptly complete and return the enclosed proxy in order to ensure that your shares will be represented and voted at the meeting in accordance with your instructions. If you attend the meeting in person, you may withdraw your proxy and vote your shares.

      Further information regarding voting rights and the business to be transacted at the Annual Meeting is included in the accompanying Proxy
Statement. The directors, officers, and personnel who serve you genuinely appreciate your continued interest as a shareholder in the affairs of our company and in its growth and development.

                                    BY ORDER OF THE BOARD OF DIRECTORS


May 7, 2004
                                    Rosalind Noonan, Assistant Secretary


================================================================================
                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, please sign and date your Proxy and return it in the enclosed postage prepaid envelope.
================================================================================

                        First Choice Health Network, Inc.
                        600 University Street, Suite 1400
                            Seattle, Washington 98101
                                 (206) 292-8255

                               PROXY STATEMENT

      General. This proxy statement and the accompanying proxy are being furnished to you as a shareholder in connection with the solicitation of proxies by the Board of Directors ("Board of Directors") of First Choice Health Network, Inc. (the "Company"), for use at the Annual Meeting of Shareholders ("Annual Meeting") to be held Thursday, June 24, 2004, at 4:00 p.m. local time, and at any adjournment of the meeting. These proxy materials are first being mailed May 7, 2004.

      To vote by proxy, please sign and date the enclosed proxy (yellow or green document) and return it to us as soon as possible. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you return a proxy without instructions, your shares will be voted in accordance with the recommendation of our Board of Directors -- FOR all nominees for election as directors. A proxy may be revoked before its exercise by filing written notice of revocation or filing a subsequently-dated proxy with the Company's Secretary, or by voting in person at the Annual Meeting.

      Voting at the Annual Meeting. May 1, 2004, has been established as the record date for the Annual Meeting. Holders of record of shares of Class A and Class B common stock of the Company as of the record date are entitled to notice of and to vote at the meeting. On the record date, there were *447 shares of Class A common stock and 40,600 shares of Class B common stock outstanding and each share of common stock is entitled to one vote. One-third of the outstanding shares of Class A common stock and a majority of the outstanding shares of Class B common stock will constitute a quorum for the conduct of business at the meeting.

      Solicitation of Proxies. Proxies will be solicited primarily through the mail, but may also be solicited by directors and officers of the Company. All costs of solicitation of proxies will be borne by the Company.

      *Following an audit in early 2004 of the eligibility of the 537 Class A Shareholders of record for the 2003 annual meeting, it was determined that 90 Shareholders no longer met the eligibility requirements for holding such shares, as set forth under Article IV of the Company's Articles of Incorporation.

                                       1

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                      Proposal 1 - Election of Directors


General

      Under our Bylaws, the total number of positions on our board is seventeen. There are seven Class A directors who represent physician shareholders, seven Class B directors who represent hospital shareholders, and three Class C directors who represent employers that are not health care providers or that are consumers of health care services (or both). The Board of Directors is presently divided into three categories serving staggered three-year terms, with approximately one-third of the directors standing for election each year.

      In 2003, the Board of Directors established a nominating committee of our board (the "Nominating Committee") to, among other things, determine a slate of qualified nominees for election as directors to be presented to our Board of Directors for approval. Under our bylaws, each proposed nominee must be approved by a majority vote of the Board of Directors. In addition, a majority of the existing Class A directors must approve the nominations of Class A nominees and a majority of the existing Class B directors must approve the nominations of Class B nominees.

      In accordance with the recommendations of the Nominating Committee, our board has nominated William F. Johnston, M.D., to serve as a Class A director for a three-year term to expire in 2007. Our board has also nominated Diane E. Cecchettini, R.N., and Thomas W. Wilbur to serve as Class B directors for three-year terms to expire in 2007 and Richard D. Roodman to serve as a Class B director for a one-year term to expire in 2005. Finally, Clyde D. Walker has been nominated to serve as a Class C director for a three-year term to expire in 2007. Mr. Roodman was elected as a director at the board meeting held April 22, 2004, pursuant to the recommendation of one of our participating hospitals, Valley Medical Center, to replace Phillip J. Haas following his resignation in April 2004. Mr. Wilbur was recommended by one of our shareholder hospitals, Empire Health Services, to replace Garman E. Lutz, whose three-year term will end as of the annual meeting in June. In February 2004, William J. MacDonald, M.D., a Class A director, passed away. Our Board has not yet filled the vacancy created by Dr. MacDonald's death and has not nominated a replacement to stand for election at the Annual Meeting. The Board intends to fill the vacancy following the Annual Meeting as soon as it is able to identify a suitable, qualified candidate.


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                    INFORMATION WITH RESPECT TO NOMINEES AND
                       DIRECTORS WHO'S TERMS WILL CONTINUE



      Nominees for election as directors at the Annual Meeting are listed below.

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Nominees for Director
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Class A Physician Directors:
--------------------------------------------------------------------------------
William F. Johnston, M.D., FACEP,
     age 59                        William   Johnston   has  been  the   Medical
 Director since 1998               Director of  Emergency  Services at Northwest
 For term to expire in 2007        Hospital  since 1977 and is the Section  Head
                                   of the  Department of Emergency  Medicine for
                                   the hospital.  He additionally has a clinical
                                   practice  as  an   emergency   physician   at
                                   Northwest  Hospital.  Dr.  Johnston  also has
                                   served   on  the   Board  of   Directors   of
                                   Washington  Casualty  Company  and  Northwest
                                   Healthcare  Insurance  Services.  He received
                                   his BSEE, MSEE (Bioengineering),  MBA, and MD
                                   degrees from the  University  of  Washington.
                                   After   finishing   his   internship  at  the
                                   University    of    Washington     Affiliated
                                   Hospitals, Dr. Johnston completed a residency
                                   in  Emergency  Medicine  at  UCSF  Affiliated
                                   University    Medical   Center   in   Fresno,
                                   California,  where he subsequently was on the
                                   faculty  of  Emergency  Medicine.   He  is  a
                                   Diplomate of the American  Board of Emergency
                                   Medicine and a Fellow of the American College of Emergency Physicians.

--------------------------------------------------------------------------------

Class B Hospital Directors:
--------------------------------------------------------------------------------
Diane E. Cecchettini, R.N., age 56
  Director since 1999              Diane Cecchettini has served as the President
  For term to expire in 2007       and  Chief  Executive  Officer  of  MultiCare
                                   Health  System  since 1999.  Prior to the CEO
                                   role,  she  worked in various  capacities  at
                                   MultiCare  Health  System --  Executive  Vice
                                   President  (1997 - 1999),  and Vice President
                                   Patient   Services   (1989   -   1997).   Ms.
                                   Cecchettini's  previous  experience  includes
                                   multiple leadership  positions in 11 years at
                                   Sutter  Health  in  Sacramento,   and  direct
                                   clinical experience at UCLA Medical Center in
                                   Los  Angeles,   California.  Ms.  Cecchettini
                                   received  a  Bachelor's  degree in Nursing in
                                   1970 from the University of  California,  Los
                                   Angeles,  and a Master of  Science  degree in
                                   Human  Resources  Management in 1976 from the
                                   University of Utah. In 1993, Ms.  Cecchettini
                                   retired as a Lieutenant  Colonel from the Air
                                   Force  Reserve,  having  served 21 years as a
                                   Flight   Nurse  in   Aeromedical   Evacuation
                                   -serving  in the  Vietnam  era and as a Troop
                                   Commander in Desert Storm.

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Richard D. Roodman, age 56         Richard  (Rich)  Roodman  has been the  Chief
  Director since 2004              Executive  Officer of Valley  Medical  Center
  For term to expire in 2005       since January 1983.  Valley Medical Center is
                                   the  first  and   largest   public   hospital
                                   district in the state of Washington,  serving
                                   the  health  care  needs  of  half
                                   a million  people living and working  between
                                   Seattle  and  Tacoma.  Rich  is  one  of  the
                                   longest  tenured  CEOs in health  care today,
                                   with  nearly  22  years  at  Valley   Medical
                                   Center,  which was  recently  honored  as the
                                   first hospital to earn Best Companies to Work
                                   for in  Washington  State by  Washington  CEO
                                   magazine   and   the   Washington    Business
                                   Association's   Better  Workplace  Award  for
                                   Workplace Safety, among other accolades. Rich
                                   received  his  Bachelor's  degree in  Finance
                                   from  the  University  of  Missouri,  and his
                                   Master's   in  Health   Administration   from
                                   Washington University in St. Louis.

--------------------------------------------------------------------------------
Thomas W. Wilbur, age 43           Tom  Wilbur  was  appointed  Chief  Financial
  For term to expire in 2007       Officer for Empire Health  Services in August
                                   2003.   Previously   he  had  served  as  the
                                   Director  of Finance  for EHS since  December
                                   2000. Prior to his arrival at EHS, Mr. Wilbur
                                   spent  four  years  as  the  Chief  Financial
                                   Officer of Newport Community  Hospital,  from
                                   September 1996 through  December 2000.  Prior
                                   to working at Newport  Hospital,  Mr.  Wilbur
                                   spent 10 years in  public  accounting  in two
                                   regional  accounting  firms, both specialized
                                   in providing health care audit and consulting
                                   services  to   organizations  in  Washington,
                                   Idaho and Oregon. Mr. Wilbur's industry focus
                                   was on health care audits, operational audits
                                   and cost report  preparation  for  hospitals,
                                   physician   practices  and  skilled   nursing
                                   facilities.
                                   Mr.  Wilbur  is  active  in  many   community
                                   organizations  and is  currently  a member of
                                   the  Spokane  Physician   Hospital  Community
                                   Organization and Partner's  Council.  He is a
                                   member of the  AICPA,  Washington  Society of
                                   CPAs  and  Healthcare   Financial  Management
                                   Association.   Mr.  Wilbur   graduated   from
                                   Eastern Washington  University in 1987 with a
                                   Bachelor   of   Arts   degree   in   Business
                                   Administration,    with   concentrations   in
                                   accounting  and  finance,   and  a  minor  in
                                   economics.

--------------------------------------------------------------------------------
Class C Director:
--------------------------------------------------------------------------------
Clyde D. Walker, age 49            Clyde   Walker  has  been  the  Senior   Vice
  Director since 1995              President,  Human  Resources  at  Continental
  For term to expire in 2007       Mills in Seattle  since 2002.  Mr. Walker has
                                   over  ten  years   experience  in  the  human
                                   resources field and over 25 years of business
                                   administration and management experience. Mr.
                                   Walker  has  held   positions  of  increasing
                                   levels of  responsibility  in areas including
                                   subcontract     administration,      contract
                                   administration,  pricing and human resources.
                                   He  received  an  M.B.A.   degree  from  City
                                   University  in Seattle  and a B.A.  degree in
                                   business  administration  from the University
                                   of  Washington.  He also  serves as the Board
                                   Chair  for  the  Seattle  School   District's
                                   Family  Support  Worker  Program  and  on the
                                   Board of Directors and Executive Committee for the Foundation for

                                   Early Learning. From 1993-2002 Mr. Walker served on the Board of Directors of Big Brothers, Big Sisters of King and Pierce Counties, including as Board Chairman in 1998.

--------------------------------------------------------------------------------

Continuing Directors:
--------------------------------------------------------------------------------

Gerald A. Cufley, M.D., age 60     Gerald   Cufley  has  been  in  the   private
  Class A Director since 2001      practice of medicine in Kirkland,  Washington
  Term expires in 2005             since 1977. After completing a degree of B.A.
                                   in Chemistry at the  University of Washington
                                   in 1966,  Dr. Cufley  attended the University
                                   of Washington School of Medicine and received
                                   his medical  degree in 1970.  Internship  and
                                   residency in internal medicine were completed
                                   at the  University  of New Mexico  Affiliated
                                   Hospitals in 1973. Two years of post graduate
                                   training in Gastroenterology  was obtained at
                                   Letterman   Army   Medical   Center  and  the
                                   University of  California  at San  Francisco.
                                   From  1975 to 1977  Dr.  Cufley  served  as a
                                   medical  officer in the U.S.  Army at Madigan
                                   Army   Medical    Center   at   Fort   Lewis,
                                   Washington.

--------------------------------------------------------------------------------

Paul M. Elliott, CPA, age 64       Paul Elliott,  recently retired, was formerly
  Class C Director since 1989      Senior   Vice   President   of  Finance   and
  Term expires in 2005             Operations  for the Alpac  Corporation.  From
                                   August  1969  to  August  1981,  he was  Vice
                                   President-Controller   for  Airborne  Freight
                                   Corporation in Seattle. He is a member of the Board of Visitors for Central Washington
                                   University,  on the Board of the Boys & Girls
                                   Clubs of South Snohomish County and a member of Rotary Club International.

--------------------------------------------------------------------------------
Kenneth D. Graham, FACHE, age 57   Kenneth  Graham has served as  President  and
  Class B Director since 1997      CEO at Overlake Hospital Medical Center since
  Term expires in 2006             1994, and has overseen significant changes in
                                   the organization. The hospital has: developed
                                   a  new  facilities  master  plan;  introduced
                                   operational   controls  to  improve  hospital
                                   efficiency;  established  contracts with more
                                   than   25   managed   care   companies;   and
                                   implemented   new   programs   such   as   an
                                   adolescent   psychiatric   care  program,   a
                                   Multiple   Sclerosis   Center,  a  Level  III
                                   Emergency Center and a Women's  Hospital.  He
                                   serves  as  Chair  of  the  Overlake  Venture
                                   Center   and  also  the  Chair  of   Goodwell
                                   Technologies;   an  Internet   based  virtual
                                   clinic  service.  Mr.  Graham also  currently
                                   serves as the voluntary Executive Director of
                                   RotaCare   International;   an   organization
                                   dedicated  to   providing   free  clinics  in
                                   association with local Rotary clubs. RotaCare
                                   serves   homeless,   migrant   workers,   new
                                   immigrants and the uninsured or underinsured.
                                   Mr.   Graham  is   committed   to   community
                                   involvement in local, regional and national organizations including the Bellevue Chamber of Commerce and the Rotary Club of Bellevue.
                                   He previously served as a member or advisor of more than a dozen hospitals or health care organization boards. He earned a B.S. degree in Public

                                   Health and a Masters degree in Public Health Hospital Administration, both from UCLA. He is a Fellow in the American College of Health Care Executives and is the College's Regent for the State of Washington.

--------------------------------------------------------------------------------
Scott F. Kronlund, M.D., M.S.,     Scott  Kronlund  has been the Vice  President
  age 47                           for  Ambulatory  Services  at Good  Samaritan
  Class A Director since 2002      Community    Healthcare    since   1997.   He
  Term expires in 2005             previously  was the Chief Medical  Officer at
                                   Good    Samaritan,    responsible   for   all
                                   outpatient  physician and clinic services and
                                   also serves an internal consultant to several
                                   community-based  programs.  Scott is also the
                                   Chair  of  the  Community   Advisory   Board,
                                   University  of Washington  Health  Promotions
                                   Research  Center,  which  focuses on research
                                   related to healthy  aging.  He also serves on
                                   the Auxiliary Faculty and is a Guest Lecturer
                                   at  the  University  of  Washington,  Tacoma,
                                   Graduate  School of  Nursing.  Scott  holds a
                                   Bachelor  of  Science  in  Chemistry  at  the
                                   Pacific  Lutheran  University  in  Tacoma,  a
                                   medical   degree  from  the   University   of
                                   Washington  School of  Medicine  as well as a
                                   Masters of Science degree in Preventative and
                                   Administrative  Medicine from the  University
                                   of   Wisconsin.   In   addition,   he   is  a
                                   board-certified   family  physician,   having
                                   received  his   residency   training  at  the
                                   University of Iowa. Dr. Kronlund is currently
                                   professionally  affiliated  with the American
                                   Academy  of  Family  Physicians,   Washington
                                   State Medical Association, Medical Society of
                                   Pierce  County and is a  Certified  Physician
                                   Executive through the American College of Physician Executives.

--------------------------------------------------------------------------------
Richard A. McGee, age 58           Dr. McGee has had a full-time private medical
  Class A Director since 1995      oncology  practice  for the past 28 years and
  Term  Expires in 2006            is President  of Puget Sound Cancer  Centers,
                                   one of the largest medical oncology groups in
                                   Washington State.  Formerly, for 8 years, Dr.
                                   McGee was the  Medical  Director  of  Stevens
                                   Healthcare,  a Public Hospital District,  and
                                   is  currently a consultant  in Medical  Staff
                                   Affairs  to  other  area  hospitals.  He is a
                                   diplomat  of the  American  Board of Internal
                                   Medicine as well as the  specialty  Boards of
                                   the  American  Board  of  Hematology  and the
                                   American  Board of  Medical  Oncology.  He is
                                   past-President   of  the   Washington   State
                                   Medical  Oncology  Society and is a member of
                                   the  National  Medical  Policy  Board  of  US
                                   Oncology,   the  largest   cancer   treatment
                                   network in the United States and secretary of
                                   their  national   Pharmacy  and  Therapeutics
                                   Committee.  Dr.  McGee  is a  member  of  the
                                   American Society of Clinical Oncology and the
                                   American  Society  of  Hematology.  He  is  a
                                   Clinical   Professor   of   Medicine  at  the
                                   University of  Washington  and is a Fellow of
                                   the American  College of  Physicians.  In the
                                   past,  he has served as Chief of the  Medical
                                   Staff  and   Chairman  of  several   hospital
                                   committees. He was Vice-Chairman of the Board
                                   of Directors of Snohomish  County  Physicians
                                   Corporation,   a  Blue  Shield  company.  His
                                   undergraduate  studies  were at John  Carroll
                                   University,  his  graduate  studies  at Johns
                                   Hopkins  University  Medical  School  and his
                                   postgraduate  work was done at the University
                                   of  Washington   Hospital  and  the  National
                                   Institutes of Health in Bethesda, Maryland.

--------------------------------------------------------------------------------

Barbara L. Mitchell, age 58        Ms.  Mitchell has been the  Administrator  of
  Class C Director since 1986      Organizational Development for Valley Medical
  Term expires in 2006             Center,  Renton,  Washington  since 1999. She
                                   has worked in Human  Resource  management for
                                   20+   years   in  the   Puget   Sound   area.
                                   Previously,  she was the Managing  Partner of
                                   ClearPoint,  an employee  benefits  brokerage
                                   and consulting firm. Ms. Mitchell  previously
                                   served as the Chief Operating  Officer of The
                                   Reppond   Company;   Vice   President   Human
                                   Resources for KIRO  Broadcasting,  Inc.;  and
                                   Personnel  Director for  Northwest  Hospital.
                                   She has a B.A. in English  literature  and an
                                   M.A. in Behavioral  Psychology.  She has been
                                   active with Rotary, the American Compensation
                                   Association,   Society   of  Human   Resource
                                   Management,  American and Washington Hospital
                                   Human  Resource  Associations,  the  Employee
                                   Benefits Planning Association, various civic organizations, and fundraising positions with the American Cancer Society and Washington
                                   Women in Need.

--------------------------------------------------------------------------------
Richard H. Peterson, age 61        In January 1995, Richard Peterson assumed his
  Class B Director since 1997      role as President  and CEO of Swedish  Health
  Term expires in 2006             Services,   the  Northwest's  largest,   most
                                   comprehensive       health-care      facility
                                   representing     virtually    all    medical,
                                   diagnostic and surgical specialties.  Swedish
                                   is  comprised  of  three  hospital   campuses
                                   totaling  1236  licensed  beds  (697 at First
                                   Hill, 163 at Ballard, and 376 at Providence),
                                   the Swedish Physician Division, a home health
                                   and hospice program,  and an array of medical
                                   office   buildings.   Under  Mr.   Peterson's
                                   leadership,  the financial performance of the
                                   organization  has improved,  a comprehensive,
                                   system-wide    total    quality    management
                                   initiative   has  been   implemented,   major
                                   improvements  to  the  facilities  have  been
                                   completed,  relationships  with other  health
                                   care  organizations in key service lines have
                                   been developed,  specialty programs have been
                                   established,  and  strategic  alliances  with
                                   PacMed Clinics and  Providence  Health System
                                   have been  formed.  Mr.  Peterson has over 30
                                   years of health care management experience. A
                                   native of Minnesota, Richard holds a master's
                                   degree   in    hospital    and    health-care
                                   administration   from   the   University   of
                                   Minnesota  and a Bachelor of Arts degree from
                                   Macalester  College in St.  Paul,  Minnesota.
                                   Richard  holds  various  Board and  Committee
                                   positions with  LifeCenter  Northwest,  First
                                   Choice  Health  Network,  First Choice Health
                                   Plan,  Health Care Forum and Health  Services
                                   Northwest. He is past-Chair of the Washington
                                   State  Hospital  Association  and  serves  on
                                   several Association Committees. He is a Board
                                   Member of the United  Way of King  County and
                                   is  serving as  Honorary  Chair
                                   for the  Puget  Sound  Region  March of Dimes
                                   Walk America  campaign in 2003.  He is also a
                                   member of the Health Care Advisory Committee,
                                   the    American    College   of    Healthcare
                                   Executives,  and the  University of Minnesota
                                   Alumni Association.

--------------------------------------------------------------------------------
Paul G. Ramsey, age 54             Dr.   Paul  G.   Ramsey  has  been  the  Vice
  Class B Director since 2000      President for Medical Affairs and Dean of the
  Term to expire in 2006           School  of  Medicine  at  the  University  of
                                   Washington  since 1997. Dr. Ramsey  graduated
                                   from  Harvard  College in 1971 with honors in
                                   Biochemistry   and  received  his  M.D.  from
                                   Harvard  Medical  School  in 1975.  Following
                                   completion of residency  training in Internal
                                   Medicine at Massachusetts  General  Hospital,
                                   he came to the  University of Washington as a
                                   Senior Fellow in Infectious  Disease in 1978.
                                   Dr. Ramsey  served as Chief Medical  Resident
                                   at  the   then   University   Hospital   (now
                                   University of Washington  Medical  Center) in
                                   1980-1981.  He  joined  the  faculty  in  the
                                   Department  of  Medicine in 1980 as an Acting
                                   Instructor  and was appointed as an Assistant
                                   Professor in 1982. Dr. Ramsey was promoted to
                                   Associate  Professor in 1986 and to Professor
                                   of Medicine in 1991. He served as Coordinator
                                   of Student  Teaching  for the  Department  of
                                   Medicine  from  1982-1990  and was  Associate
                                   Chair of the Department  from  1988-1990.  He
                                   was  appointed as Chair of the  Department of
                                   Medicine in 1992 and became the first  holder
                                   of the Robert G. Petersdorf  Endowed Chair in
                                   Medicine  in 1995.  He served as Chair of the
                                   Department  of Medicine  until June 1997 when
                                   he was appointed  Vice  President for Medical
                                   Affairs  and Dean of the School of  Medicine.
                                   Dr.  Ramsey has  received  the  Distinguished
                                   Teacher   Award   from  the   University   of
                                   Washington  School of  Medicine's  graduating
                                   class three times (in 1984,  1986,  and 1987)
                                   and the  Margaret  Anderson  Award  from  the
                                   University of Washington  graduating class of
                                   1989. The latter Award recognizes exceptional
                                   support of medical students.
                                   Dr.  Ramsey's  research  has  focused  on the
                                   development of methods to assess  physicians'
                                   clinical  competence.   From  1983-1986,   he
                                   conducted the first  large-scale study of the
                                   relationship of  certification  of physicians
                                   by the American Board of Internal Medicine to
                                   performance  in  practice.  He has  been  the
                                   Principal  Investigator on multiple  research
                                   grants  related to assessment of  physicians'
                                   clinical  skills  and  served  as a Henry  J.
                                   Kaiser Family  Foundation  Faculty Scholar in
                                   General Internal Medicine for five years. Dr.
                                   Ramsey  received  the John P.  Hubbard  Award
                                   from the National Board of Medical  Examiners
                                   in  1999  in   recognition  of  his  research
                                   contributions in the field of evaluation.  He
                                   has served on  multiple  national  committees
                                   and is a member  of  multiple  organizations,
                                   including  the American  Association  for the
                                   Advancement   of   Science,    the   American
                                   Federation  for  Medical   Research  and  the
                                   Association of American

                                   Physicians, and the Institute of Medicine.

--------------------------------------------------------------------------------
Richard E. Rust, M.D., age 77      Dr.  Rust is a retired  family  practitioner.
  Class A Director since 1985      Dr.  Rust  has  served  on the  First  Choice
  Term to expire in 2006           Health Network Board of Directors since 1985.
                                   Additional  activities have included  serving
                                   as  Trustee  of  the  Washington  Academy  of
                                   Family  Physicians;   Trustee,   King  County
                                   Medical Society; Trustee and Vice Chairman of
                                   King  County   Medical   Blue   Shield;   and
                                   President  of King  County  Academy of Family
                                   Physicians.  He was Chief of Medical Staff of
                                   Northwest Hospital in 1965.

--------------------------------------------------------------------------------
Greg Van Pelt, age 52              Greg Van Pelt has been the Vice President and
  Class B Director since 2001      Chief  Executive  of  the  Providence  Health
  Term expires in 2005             System,  Washington  Region,  since 2001. The
                                   Washington  Region of the  Providence  Health
                                   System   includes   hospital,    clinic   and
                                   long-term  care  service with more than 9,000
                                   colleagues throughout the state. Mr. Van Pelt
                                   has been with  Providence  Health  System for
                                   over 25 years.  He has  served in  management
                                   roles  both as  Chief  Executive,  Providence
                                   Health    Plan    and    Chief     Executive,
                                   Providence-St.  Vincent  Hospital and Medical
                                   Center, both in Portland,  Oregon. Providence
                                   has been  serving the West for over 140 years
                                   through its hospitals and health  services in
                                   Alaska,  Washington,  Oregon and  California.
                                   Mr.   Van  Pelt's   professional   activities
                                   include Fellow in the American College of Healthcare Executives, past Board member of the Catholic Health Association, and Board member of Sisters of Mercy Health System-St.
                                   Louis.

--------------------------------------------------------------------------------
Mitchell B. Weinberg, M.D., age 52 Mitchell  Weinberg  has  been in the  private
  Class A Director since 2003      practice  of  pediatric  medicine  sine 1984.
  Term expires in 2005             After completing his  undergraduate  training
                                   in   Biochemistry   at  the   University   of
                                   California, Dr. Weinberg received his medical
                                   scientist  training at Case  Western  Reserve
                                   University  with an MD-Ph.D  awarded in 1981.
                                   Residency    training   was    completed   at
                                   Children's  Hospital  and the  University  of
                                   Washington  Affiliated  Hospitals in 1984. In
                                   addition to managing a 14 provider  pediatric
                                   group in  Woodinville,  Dr. Weinberg has been
                                   very involved  with the physician  leadership
                                   of Evergreen Healthcare, and presently is the
                                   immediate   past  President  of  the  Medical
                                   Staff.

--------------------------------------------------------------------------------

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


      During 2003, our board met nine times. Each director attended at least 75% of the total meetings of the Board of Directors and all committees on which he or she served during 2003 except for Ms. Cecchettini, Mr. Graham, Mr. Lutz, Mr. Peterson, Dr. Ramsey, and Mr. Van Pelt.

      The Company has not adopted a policy regarding director attendance at the Company's annual meeting of shareholders. In 2003, all seventeen directors attended the annual meeting of shareholders.

CURRENT BOARD COMMITTEES

      Audit Committee. The Board of Directors has established an Audit Committee (the "Audit Committee") which held four meetings during 2003. The Audit Committee is currently comprised of Mr. Elliott (Chair), Dr. McGee, Ms.
Mitchell, and Mr. Walker. Each member of the Audit Committee is financially literate and independent as defined in the Nasdaq Stock Market listing standards and applicable Securities and Exchange Commission ("SEC") rules adopted under the Sarbanes-Oxley Act of 2002. The responsibilities of the Audit Committee are more fully described in its written charter approved by the Board, which is attached as Appendix A.

      The Audit Committee has the authority to appoint and/or replace the independent auditors selected to audit the financial statements of the Company and is charged with monitoring the relationship between the Company and its auditors. Further, the Audit Committee assists the Board of Directors in areas relating to corporate accounting, reporting practices of the Company, and the quality and integrity of financial reports and internal controls of the Company.

      The Board of Directors has determined that Mr. Elliott is an audit committee financial expert under applicable SEC rules and regulations.

      Compensation Committee. The Board of Directors has established a Compensation Committee (the "Compensation Committee"). The Compensation Committee, which held two meetings during 2003, is currently comprised of Mr. Walker (Chair), Mr. Elliott, Dr. McGee, Ms. Mitchell, and Dr. Rust. Mr. Haas was also a member of the Compensation Committee during 2003 and until his resignation in April 2004. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies.

      Nominating Committee. The Nominating Committee was established in July 2003 to identify and recommend to our board a slate of qualified individuals for nomination for election to our board and to assist our board in other matters relating to board and committee composition. The Nominating Committee does not have a written charter.

      The Nominating Committee held one meeting during 2003. Mr. Peterson (Chair), Dr. McGee, Ms. Mitchell, Dr. Rust, and Mr. Van Pelt currently serve on the Nominating Committee, all of who are independent as defined in the Nasdaq listing standards.

      In evaluating potential director nominees, the Nominating Committee will consider all relevant factors, including geographic representation, physician specialty recommendation for Class A directors, rotation of directors affiliated with Class B shareholders, and whether a proposed nominee possesses specific areas of expertise desired by the Board of Directors. In addition, the Nominating Committee will consider:

      o The professional and educational background of each candidate; and

      o Needs of the Board of Directors and its committees and whether a candidate has expertise that fills an area of need.

      The Nominating Committee relies on its periodic evaluations of the Board in determining whether to recommend nomination of current directors for re-election. In the event the Nominating Committee is required to identify new director candidates because of a vacancy or a decision to expand the Board, the Nominating Committee will informally poll current directors and appropriate shareholder groups for suggestions. The Nominating Committee has not hired a third-party search firm to date and does not plan to do so in the future.

      Once potential candidates are identified, the Nominating Committee will conduct interviews with the candidates and perform such investigations into the candidates' background as the Nominating Committee determines appropriate

      The Nominating Committee will consider director candidates suggested by shareholders for nomination by the Board, provided a proposed nominee is eligible to serve as a director in the available position. Shareholders wishing to suggest a candidate to the Nominating Committee should do so by sending the candidate's name, biographical information, and qualifications to: Nominating Committee Chair, First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101. Candidates suggested by shareholders will be evaluated by the same criteria and process as candidates proposed by other sources.

      Ad Hoc Governance Committee. The Board of Directors established an ad hoc Governance Committee (the "Governance Committee") in 2003 to review and recommend changes to the Articles of Incorporation and the Bylaws, which were approved at the 2003 annual meeting of shareholders. The members of the Governance Committee, which met two times in 2003, were Mr. Elliott, Mr. Haas, Dr. Kronlund, Dr. McGee, Dr. Rust and Mr. Walker.

SHAREHOLDER COMMUNICATION WITH THE BOARD

      Shareholders may communicate with board members directly. Such communications should be sent by mail to Board of Directors, First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101, or by e-mail to ggannaway@1stchoiceofwa.com. Communications to an individual director or committee should be sent to the attention of the intended recipient or committee. The Chair of the Board will be responsible for reviewing communications and forwarding them on to their intended recipient. Communications may not be forwarded if they appear to be outside the scope of the duties and responsibilities of the Board of Directors or are otherwise inappropriate.

COMPENSATION OF DIRECTORS

      Class A and Class C directors receive $500 per board meeting and $125 per hour for committee meetings attended. Class B directors are not compensated because their positions typically preclude them from keeping director fee compensation.

                                 CODE OF ETHICS

      The Company has adopted codes of conduct (collectively, the "Codes of Conduct") for the Company's chief executive officer, chief financial officer, and controller. The Codes of Conduct focus on honest and ethical conduct, the adequacy of disclosure in financial reports of the Company, and compliance with applicable laws and regulations. The Codes of Conduct were filed as exhibits to the Company's Annual Report on Form 10-K and are available at the SEC's web site at www.sec.gov.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


      The following table shows the amount of Company common stock beneficially owned as of April 30, 2004, by our current directors and nominees for director, the executive officers named in the summary compensation table below, shareholders known to us to beneficially own more than five percent of our common stock, and all executive officers and directors of the Company as a group. Beneficial ownership includes shares currently owned, shares that a person has a right to vote or transfer, and any shares that a person has a right to acquire within 60 days. Except as noted below, each holder has sole voting and investment power with respect to shares listed as owned. As of April 30, 2004, the Company had 447 shares of Class A common stock and 40,600 shares of Class B common stock outstanding.


                                         Shares                  Percent of
                                   Beneficially Owned

             Name                 Class A    Class B (1)    Class A      Class B
             ----                 -------    -------        -------      -------
Northwest Hospital                              5,800                     14.3%
1550 North 155th
Seattle, Washington 98123

Providence Health System,                       5,800                     14.3%
Washington Region
506 Second Avenue, Suite 1200
Seattle, Washington  98104

Good Samaritan                                  5,800                     14.3%
Community Healthcare
407 14th Avenue S.E.
Puyallup, Washington 98371

MultiCare Health System                         5,800                     14.3%
315 Martin Luther King Jr. Way
Tacoma, Washington 98415

Empire Health Services                          5,800                     14.3%
800 W. Fifth Avenue
Spokane, Washington  99210

Swedish Medical Center                          5,800                     14.3%
747 Broadway
Seattle, Washington 98114

Overlake Hospital Medical                       5,800                     14.3%
Center
1035 116th Avenue N.E.
Bellevue, Washington 98004

Diane E. Cecchettini, R.N. (1)

Gerald A. Cufley, M.D.               1                         *

                                         Shares                  Percent of
                                   Beneficially Owned

             Name                 Class A    Class B (1)    Class A      Class B
             ----                 -------    -------        -------      -------
Paul M. Elliott

Gary R. Gannaway

Kenneth D. Graham (1)

Kenneth Hamm

Ross D. Heyl

William F. Johnston, M.D.            1                         *

Scott F. Kronlund, M.D.              1                         *

Garman E. Lutz (1)

Richard A. McGee, M.D.               1                         *

Barbara L. Mitchell

Richard H. Peterson (1)

Paul G. Ramsey, M.D.

Richard D. Roodman

Richard E. Rust, M.D.                1                         *

Greg Van Pelt (1)

Clyde D. Walker

Mitchell B. Weinberg, M.D., Ph.D.    1                         *

Thomas W. Wilbur (1)

Ze've Young, M.D.

Vacant Position for Class A Director

All directors and executive officers 6         40,600         1.3%         100%
as a group 21 persons) (1)
_______________

*Represents less than one percent of Class A common stock outstanding.

(1) The following Class B directors and nominees are affiliated with a Class B shareholder: Diane E. Cecchettini (MultiCare Health System), Kenneth D. Graham (Overlake Hospital Medical Center), Garman E. Lutz (Empire Health Services), Richard H. Peterson (Swedish Health Services), Greg Van Pelt (Providence Health System, Washington Region) and Thomas W. Wilbur (also associated with Empire Health Services). As a result, each of these directors may be deemed to have beneficial ownership of the Class B shares held by the hospital with which he or she is affiliated.

      Four additional hospitals in the state of Washington (Evergreen Hospital Medical Center, 12040 Northeast 128th Street, Kirkland, WA 98034; Valley Medical Center, 400 S. 43rd Street, Renton WA 98055; Stevens Healthcare, 21601 76th Avenue, Edmonds, WA 98026; and University of Washington Medical Center, 1959 Northeast Pacific Street, Seattle, WA 98195) are not shareholders of the Company, but have made capital contributions to the Company in consideration of contractual rights substantially similar to the rights to which each holder of our Class B common stock is entitled, including liquidation and dividend rights, but excluding voting rights.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)"), requires that all of our executive officers and directors and all persons who beneficially own more than 10 percent of our Class A common stock ("reporting persons") file reports with the SEC with respect to beneficial ownership of our common stock. Each of our executive officers and each individual who was a director during 2003 filed an initial report under Section 16(a) during 2003 relating to his or her beneficial ownership of Class A common stock; all such filings were made after their original due dates. We have adopted procedures to assist our directors and executive officers in complying with the Section 16(a) filing requirements in the future.

                            AUDIT COMMITTEE INFORMATION

Audit Committee Report

      The Audit Committee of the Board of Directors reports to the Board and is responsible for overseeing the Company's accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is comprised of four directors, each of whom meets independence requirements specified in current Nasdaq listing standards. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors.

      In discharging its responsibilities, the Audit Committee and its individual members have met with management and the Company's independent auditors, Moss Adams LLP, to review and discuss the Company's accounting functions, the audit process and the audited financial statements. The Audit Committee discussed and reviewed with its independent auditors all matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, the quality and adequacy of the Company's internal controls, and issues relating to auditor independence. The Audit Committee has obtained a formal written statement relating to independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee," and discussed with the auditors any relationships that may impact their objectivity and independence.

      Based on its review and discussions with management and the Company's independent auditors, the Audit Committee recommended to the Board that the audited Financial Statements for 2003 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the SEC.

      AUDIT COMMITTEE
            Paul M. Elliott (Chair)             Richard A. McGee, M.D.
            Barbara L. Mitchell                 Clyde D. Walker

                  MATTERS RELATING TO OUR INDEPENDENT AUDITORS

      Moss Adams LLP ("Moss Adams") has been selected as the Company's independent auditors for 2004, and performed the audit of the Consolidated
Financial Statements of the Company for the year ended December 31, 2003. A representative of Moss Adams will not be attending the Annual Meeting but will be available via telephone to respond to questions as needed.

      The following table shows the audit fees billed by Moss Adams and fees billed for audit related, tax and all other services rendered by Moss Adams for each of the last two years:


                                         2003              2002
          Audit Fees (a)             $132,400          $104,400
          Audit Related Fees (b)       17,800            31,000
          Tax Fees (c)                  1,000             1,000
          All Other Fees                    0                 0
                                     --------          --------
          Total                      $151,200          $136,400
                                     ========          ========

(a) Audit Fees related to the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for these years.

(b) Audit-Related Fees  for each of 2003 and 2002 included fees for:
    *    Audits of the Company's 401k Plan
    *    Audits of subsidiaries statutory financial statements

(c) Tax Fees for each of 2003 and 2002 are for tax planning and miscellaneous tax questions


Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

      The Audit Committee pre-approved all audit, audit-related and tax services provided by the Company's independent auditors, Moss Adams, for the year ended December 31, 2003, and concluded that the provision of all such services by Moss Adams was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

      The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval of certain specified services are generally provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is subject to a particular budget. In addition, the Audit Committee may pre-approve particular services on a case-by-case basis. The Audit Committee may delegate pre-approval authority to one or more of its members. Such member or members must report any decisions to the Audit Committee at its next scheduled meeting. Unless specified otherwise by the Audit Committee, the Chair of the Audit Committee has been delegated pre-approval authority under the pre-approval policy.



OTHER BUSINESS

      The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Annual Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.


                             EXECUTIVE COMPENSATION

      The following table summarizes the compensation awarded or paid for the three years ended December 31, 2003, to the Company's President and Chief Executive Officer and to the other three most highly compensated officers of the Company during 2003.

                           SUMMARY COMPENSATION TABLE

================================================================================
                                         Annual Compensation
================================================================================

      Name and                                                    All Other
 Principal Position           Year     Salary         Bonus     Compensation (1)

--------------------------------------------------------------------------------
Gary R. Gannaway              2003    $304,452      $145,411         $27,117
President and Chief           2002     299,091       142,884           2,863
Executive Officer             2001     270,000        67,500           2,374

--------------------------------------------------------------------------------
Kenneth Hamm                  2003    $238,989      $123,408         $22,800
Executive Vice President      2002     211,767        50,668           5,500
and Chief Financial Officer   2001     203,000        50,750           5,250

--------------------------------------------------------------------------------
Ross D. Heyl                  2003    $128,935      $ 36,648         $12,141
Vice President and Chief      2002     125,135        50,128           2,256
Marketing Officer             2001     120,500        30,126           2,313

--------------------------------------------------------------------------------
Ze've Young, M.D.             2003    $197,950      $ 49,533         $19,453
Vice President and Chief      2002     193,075        46,176           4,171
Medical Officer               2001     181,441        34,648           3,969
--------------------------------------------------------------------------------
(1) Amounts shown in this column represent annual matching contributions to the Company's 401(k) Plan and annual contributions equal to 7% of base salary to the Company's Supplemental Executive Retirement Plan ("SERP") for the accounts of the named executive officers. These amounts were as follows:

   Name                            401(k) Plan                         SERP
   -------------------------------------------------------------------------
                            2003          2002       2001              2003
   Mr. Gannaway           $5,911        $2,863     $2,374           $21,206
   Mr. Hamm                6,000         5,500      5,250            16,800
   Mr. Heyl                3,106         2,256      2,313             9,035
   Dr. Young               5,581         4,171      3,969            13,872

No Equity Compensation Plans

      The Company does not have any equity compensation plans. No options, warrants, or other rights are outstanding pursuant to which common stock of the Company would be issued upon the exercise thereof.

Long Term Incentive Plan

      Key executives of the Company are eligible to participate in the Company's Long Term Incentive Plan, which was instituted effective January 1, 2003. The Board of Directors has adopted certain performance metrics to determine the amount of incentive compensation, if any, that will be payable to the Company's eight key executives in the initial three-year cycle beginning January 1, 2003. The total maximum amount of incentive compensation that may be distributed to executives of the Company at the end of the three-year cycle is $675,000, which is allocated as follows:

               President and CEO              $225,000

               Executive Vice President        150,000
               and Chief Financial Officer

               Vice Presidents (6 total)        50,000 Each
                                              --------

               TOTAL                          $675,000
                                              ========

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      The Company also adopted a Supplemental Executive Retirement Plan (the "SERP") effective January 1, 2003, in which selected employees, including the four executive officers named in the Summary Compensation Table above, are eligible to participate. The SERP, which is unfunded, provides for employer contributions to be credited to bookkeeping accounts maintained for each participant in an amount equal to 7 percent of the participant's regular base salary each calendar year. In addition, participants may voluntarily defer other compensation otherwise payable and have it credited to his or her SERP account. Amounts credited to participants' accounts are adjusted for the amount of investment income or loss (including unrealized appreciation or depreciation) that would have been realized if such amounts had been invested in one or a combination of investment funds selected by participants from among alternatives designated by or at the direction of an administrative committee comprised of members of the Company's management. The Company may, but is not required to, actually maintain investments corresponding to such investment funds.

CEO EMPLOYMENT AGREEMENT

      Effective January 1, 2003, Gary R. Gannaway entered into a three-year employment agreement as the Company's President and Chief Executive Officer. Under his employment agreement with the Company, Mr. Gannaway's base salary level for 2003 was $302,940, subject to an annual increase of up to 2 percent. Mr. Gannaway is also eligible to receive an annual cash bonus of up to 50 percent of base pay according to performance measured against mutually determined targets. The amount of the annual bonus is determined and awarded by the Board of Directors based on the Compensation Committee's recommendation following the end of each year.

                          COMPENSATION COMMITTEE REPORT

      The Compensation Committee was comprised of six directors during 2003 and is chaired by Clyde Walker. The Compensation Committee is responsible for establishing and administering the Company's executive compensation and incentive programs and for the Company's general compensation policies. The Compensation Committee's principal objective is to align executive compensation with established company performance goals as measured by operating, financial and strategic objectives.

      Components of executive compensation for 2003 included base salaries and annual incentive bonuses. Executive salaries are structured to be competitive within the marketplace of companies of similar types and size. Annual incentive bonuses allow executives to earn additional compensation if performance goals are met. The Compensation Committee reviews and recommends annual incentive compensation amounts for the President and Chief Executive Officer and the other executive officers to the Board of Directors for the Board's final approval.

      For 2003, the Compensation Committee recommended that the Board of Directors approve additional executive officer compensation in the form of a Supplemental Executive Retirement Plan in the amount of 7 percent of base compensation and a long-term incentive program for the period 2003-2005, wherein an incentive bonus payment may be awarded based on success in achieving long-term performance objectives. The Company offers no equity participation opportunities to its executive officers such as stock options or stock grants.

      The Compensation Committee also recommended that the Board approve a three-year employment agreement with Mr. Gannaway with an initial base salary level for 2003 of $302,940, which was increased 0.5% at the Committee's recommendation. An annual incentive bonus for 2003 in the amount of $145,411 was approved by the Board as recommended by the Compensation Committee based on the Company's achievement of specified financial and operational targets.

      COMPENSATION COMMITTEE

            Clyde D. Walker (Chair)             Richard A. McGee, M.D.
            Paul M. Elliott                     Barbara L. Mitchell
            Phillip J. Haas                     Richard E. Rust, M.D.

                                   MANAGEMENT

      Information with respect to our executive management team appears below.


Gary R. Gannaway, age 58           Mr.  Gannaway joined the Company as President
President and Chief Executive      and CEO in January 1996. He has over 25 years
Officer                            of experience in managing and marketing HMOs,
                                   PPOs, and other managed care programs across the country.

                                   He has worked as a Health Plan General Manager, and as a Regional Vice President for national carriers, including Aetna and CIGNA, and as CEO and COO for physician and hospital-sponsored managed care programs at the regional and national level. Mr. Gannaway is also very active on community boards.

                                   Mr. Gannaway earned his bachelors degree in both Political Science and German at the University of California at Santa Barbara. As an undergraduate, he also studied at Georg August University in Gottingen, Germany. He earned his Masters of Education degree from the State University of New York where he also completed his course work and comprehensive examinations for a Ph.D. in management.


Kenneth Hamm, age 45               Mr. Hamm joined the Company in July 2000.  He
Executive Vice President and       has spent most of his  career in the  managed
Chief Financial Officer            care  industry.  Mr.  Hamm  was  Director  of
                                   Finance  in  the  Group  Market   segment  at
                                   Wellpoint   Health   Networks   in   southern
                                   California from 1991 to 1994. Mr. Hamm served
                                   in various  roles at Premera  Blue Cross from
                                   1994 to 1999  including  five  years  as Vice
                                   President    of   Finance   and    Healthcare
                                   Economics. Until starting with the Company in
                                   July 2000,  Mr.  Hamm was the  interim  Chief
                                   Financial  Officer at Medica  Healthplans  in
                                   Minnesota, a one million member regional HMO,
                                   beginning   in  1999.   Mr.   Hamm  earned  a
                                   bachelors  degree in Finance from  California
                                   State University at Los Angeles in 1985 and is a certified public accountant.

Ross D. Heyl, age 51               Mr. Heyl joined the Company in 1985. Mr. Heyl
Vice President and                 is a licensed  health  insurance agent in the
Chief Marketing Officer            state of  Washington.  From 1980 to 1982,  he
                                   was with Penn Mutual Life Insurance Company in San Francisco and Seattle. From 1982 to
                                   1985, he was an account executive for Rollins
                                   Burdick Hunter of Washington.


Ze'ev Young, M.D., age 51          Dr. Young joined the Company in January 2001.
Vice President and Chief  Medical  He  is  responsible   for  the  oversight  of
Officer                            medical  management and quality  improvement.
                                   He also  participates  actively in  strategic
                                   planning,  network  development,  and  public
                                   relations.  Dr.  Young  interfaces  with  the
                                   local  practitioner  community to ensure that
                                   high-quality,   cost-effective   health  care
                                   services  are   available  to  the  Company's
                                   members.

                                   Dr.  Young  brings  significant  managed care
                                   experience to the Company. Just prior to joining the Company, Dr. Young spent nearly three years as the Northwest Regional Medical Director for United Healthcare. While at United Healthcare, Dr. Young was instrumental in introducing local providers to an innovative, practitioner-friendly, and member-centric approach to health care delivery. Prior to joining United Healthcare, Dr. Young spent five years at Regence Blue Shield serving as the Boeing Division Medical Director, and was also responsible for corporate medical policy.

                                   Dr. Young's undergraduate degree is from the University of California and he is a graduate of the Albert Einstein College of Medicine in New York. In 1978, he was elected to the Alpha Omega Alpha Honor Medical Society. Dr. Young completed his Family Practice Residency at Providence Medical Center in Seattle and is a Board Certified family physician. He has over 20 years practice experience and continues to maintain a small private practice. Dr. Young is also a Clinical Assistant Professor of Family Medicine at the University of Washington School of Medicine.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Various directors and officers of the Company, members of their immediate families, and firms in which they had an interest were customers of and had transactions with the Company during 2003 in the ordinary course of business. Similar transactions may be expected to take place in the ordinary course of business in the future.

AGREEMENT WITH UNIVERSITY OF WASHINGTON ACADEMIC MEDICAL CENTER

      On December 20, 1999, the Company executed an agreement with University of Washington Academic Medical Center ("UWMC") to become a participant in the administration, operations and any incentives bestowed upon any shareholders in the Company effective January 1, 2000. Pursuant to this Agreement, UWMC agreed to pay an affiliation fee to the Company in the amount of $2,520,000, payable

$1,260,000 upon execution of the Agreement with the remaining $1,260,000 payable in three equal annual payments of $420,000 plus interest at five percent (5%). UWMC made the final $420,000 principal payment in 2002; $134,557 in accrued interest was owing as of December 31, 2002. UWMC subsequently paid the accrued interest in February 2003.

PARTICIPATING HOSPITALS

      The following table shows with respect to each participating hospital that owns Class B common stock or a participating equity in the Company, the amount of premiums paid to the Company and the amount of medical expense reimbursement paid by the Company during 2003.

Owner Hospital                              Premium Revenue  Medical Expense
--------------                              ---------------  ---------------

Empire Health Services                                            $   16,661
Evergreen Hospital Medical Center             $356,961               574,510
Good Samaritan Community Healthcare                                  516,313
MultiCare Health System                                            1,831,154
Northwest Hospital                                                   225,376
Overlake Hospital Medical Center                                     435,091
Providence Health System, Washington Region                        1,324,665
Stevens Healthcare                                                   415,477
Swedish Health Systems                                             1,208,485
University of Washington Medical Center                              476,784
Valley Medical Center                                                863,145
                                              --------            ----------

Grand Total *                                 $356,961            $7,887,661
                                              ========            ==========

_______________

* In addition, the owner hospitals paid a total of $4,032,114 in administrative fees to the Company in 2003.

NO PERFORMANCE GRAPH

      Neither class of the Company's common stock is listed or traded on any stock exchange or quoted by any securities association.

      Dividends were declared and paid in the amount of $100,000 to each of the above-listed owner hospitals and in the amount of $187.62 to each Class A physician shareholder during 2003.



                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Proposals of shareholders intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Secretary of the Company before January 8, 2005, for inclusion in the 2005 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after March 23, 2005, the persons named as proxies in such proxy statement and form of proxy will have discretionary authority to vote on such shareholder proposal.

                          ANNUAL REPORT TO SHAREHOLDERS

      A copy of our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2003, including financial statements, is enclosed with this proxy statement. Copies of exhibits to the Form 10-K may be obtained by sending a written request to the Corporate Secretary of First Choice Health Network, Inc., 600 University Street, Suite 1400, Seattle, Washington 98101-1838. The
Form        10-K       is        also        available        on-line        at:
www.sec.gov/edgar/searchedgar/companysearch.html, then enter: First Choice Health Network.

May 7, 2004                         BY ORDER OF THE BOARD OF DIRECTORS



                                    Rosalind Noonan, Assistant Secretary

                                                                      Appendix A





                             Audit Committee Charter

               Audit Committee of the First Choice Health Network
                               Board of Directors



Purpose

   To assist the Board of Directors in fulfilling its responsibilities to: (i) oversee the Corporation's accounting and financial reporting principles and policies and internal controls and procedures; (ii) oversee the Corporation's financial statements and the independent audit; and (iii) select the Corporation's outside auditors and evaluate their independence.


Membership; Quorum for Meetings

      The Committee shall consist of not less than three members of the Board, each of whom shall be non-employee Directors, and shall have no relationship to the Corporation that may interfere with the exercise of independence from management and the Corporation and who shall be designated by the Board and consent to serve. A majority of the members of the Committee shall constitute a quorum to transact business.



Duties and Responsibilities

   The function of the Audit Committee is oversight. Primary responsibilities for the Corporation's financial reporting and internal operating controls is vested in the Corporation's management as overseen by the Board of Directors. Management is responsible for maintaining and evaluating appropriate accounting and financial reporting principals and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out an audit in accordance with generally accepted auditing standards and performing reviews of the Corporation's quarterly financial statements in accordance with SAS 71 prior to the filing of each quarterly report on Form 10-Q, and other procedures. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Corporation and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Corporation that it receives information from and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

   The outside auditors for the Corporation are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for shareholder approval in the proxy statement).

   The outside auditors shall submit to the Corporation annually a formal written statement delineating all relationships between the outside auditors and the Corporation ("Statement as to Independence"), addressing at least the matters set forth in Independence Standards Board No. 1.

   To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

   1. with respect to the outside auditor,

         (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;
         (ii) to review the fees charged by the outside auditors for audit and non-audit services;
         (iii) to ensure that the outside auditors prepare and deliver annually a Statement as to the Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Corporation's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence; and
         (iv) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

   2. with respect to financial reporting principles and policies and internal audit controls and procedures,

         (i) to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

         (ii) to consider any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented;

         (iii) to meet with management, the outside auditors:

               *   to discuss the scope of the annual audit;

               *   to discuss the audited financial statements;
               * to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Corporation's financial statements; |X| to discuss the form of opinion the outside auditors propose to render to the Board of Directors and shareholders; |X| to discuss significant changes to the Corporation's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and |X| to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

         (iv) to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities act of 1934; and
         (v) to discuss with the Corporation's General Counsel any significant legal matters that may have a material effect on the financial statements, the Corporation's compliance policies, including material notices to or inquiries received from governmental agencies; and

   3. with respect to reporting and recommendations;

         (i) to report on matters required by the rules of the Securities and Exchange Commission to be disclosed in the Corporation's annual proxy statement:
         (ii)  to  review  and  reassess  this  Charter  at least  annually  and recommend any changes to the full Board of Directors; and
         (iii) to reports its  activities  to the full Board of  Directors  on a regular basis and to make such recommendations with respect to the above and other and other matters as the Audit Committee may deem necessary or appropriate.

   4. with respect to company code of business conduct and ethics and handling of complaints by employees;

         (i) to review and approve, annually, the company's code of conduct, and
         (ii) to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal account controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

IV.   Meeting Times

      The Committee shall meet periodically as set forth in the annual schedule of Board and Committee meetings and as necessary upon the request of the Chairman of the Committee or upon the initiation of any one of the Committee members. In addition, the Audit Committee shall meet separately at lease annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately with the Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation's outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. Except in extraordinary circumstances as determined by the Committee Chairman, notice shall be delivered to all Committee members at least forty-eight hours in advance of the meeting date. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the members of the Committee. Such written consent shall have the same force and effect as a unanimous vote of the Committee.

V.    Accountability

      At the next meeting of the Board of Directors following any meeting of the Committee, a report of Committee findings and actions shall be rendered by the Chairman of the Committee.

[GRAPHIC OMITTED]                       Class A Physician Shareholders P R O X Y


             First Choice Health Network, Inc., 2004 Annual Meeting,
                       Thursday, June 24, 2004, 4:00 P.M.
                      One Union Square Building Board Room
                600 University Street, Seattle, Washington 98101


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Gannaway, President & CEO, and Paul M. Elliott, Chairman of the Board, as his, her, or its proxy to represent and vote the undersigned's shares in First Choice Health Network, Inc. (the "corporation") at the 2004 annual meeting of shareholders, and any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes below. By signing below, you acknowledge receipt of the 2004 Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors (item (1) below).

The Board of Directors recommends a vote FOR the election of directors (item (1) below):

Please check one box for each:

(1)  Election of Directors

        Class A Physician Directors:

        William F. Johnston, M.D., Physician, Northwest Hospital, Seattle, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld

        Class B Hospital Directors

        Diane E. Cecchettini, R.N., President & CEO, MultiCare Health System, Tacoma, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld

        Richard D. Roodman, CEO, Valley Medical Center, Renton, WA (To serve the one-year term remaining for Phil Haas who resigned 4/04).

        |_|   In Favor Of                       |_|   Withheld

        Thomas W. Wilbur, CFO, Empire Health Services, Spokane WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld


                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                       Class A Physician Shareholders P R O X Y


        Class C Employer/Consumer Director

        Clyde D. Walker, Sr. VP, Human Resources, Continental Mills, Inc., Tukwila, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld



        If any other matters properly come before the meeting, the persons named as proxies herein will vote in accordance with their best judgment.





        Date: _______________________     ______________________________________
                                          Signature of Shareholder
                                          Signature should  agree  with  name on
                                          share certificate









        Please provide your current home address and/or current office address for future proxy mailings:

        Street_________________________________________________________
        City___________________________________________________________
        State__________________________________________________________
        Zip____________________________________________________________


                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                       Class B Hospital Shareholders  P R O X Y


             First Choice Health Network, Inc., 2004 Annual Meeting,
                       Thursday, June 24, 2004, 4:00 P.M.
                      One Union Square Building Board Room
                600 University Street, Seattle, Washington 98101


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary R. Gannaway, President & CEO, and Paul M. Elliott, Chairman of the Board, as his, her, or its proxy to represent and vote the undersigned's shares in First Choice Health Network, Inc. (the "corporation") at the 2004 annual meeting of shareholders, and any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes below. By signing below, you acknowledge receipt of the 2004 Notice of Annual Meeting of Shareholders and accompanying Proxy Statement and revoke all proxies heretofore given by you to vote at said meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors (item (1) below).

The Board of Directors recommends a vote FOR the election of directors (item (1) below):

Please check one box for each:

(1)  Election of Directors

        Class A Physician Directors:

        William F. Johnston, M.D., Physician, Northwest Hospital, Seattle, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld

        Class B Hospital Directors

        Diane E. Cecchettini, R.N., President & CEO, MultiCare Health System, Tacoma, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld

        Richard D. Roodman, CEO, Valley Medical Center, Renton, WA (To serve the one-year term remaining for Phil Haas who resigned 4/04).

        |_|   In Favor Of                       |_|   Withheld

        Thomas W. Wilbur, CFO, Empire Health Services, Spokane WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld







                               [GRAPHIC OMITTED]

[GRAPHIC OMITTED]                       Class B Hospital Shareholders  P R O X Y

        Class C Employer/Consumer Director

        Clyde D. Walker, Sr. VP, Human Resources, Continental Mills, Inc., Tukwila, WA (three-year term)

        |_|   In Favor Of                       |_|   Withheld



        If any other matters properly come before the meeting, the persons named as proxies herein will vote in accordance with their best judgment.





        Date: _______________________     ______________________________________
                                          Signature of Shareholder
                                          Signature  should  agree  with name on
                                          share certificate









        Please provide your current home address and/or current office address for future proxy mailings:

        Street_________________________________________________________
        City___________________________________________________________
        State__________________________________________________________
        Zip____________________________________________________________




                               [GRAPHIC OMITTED]


                                       2